UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JULY 12, 2006
                  DATE OF EARLIEST EVENT REPORTED: JULY 6, 2006
                          ----------------------------

                       MULTI-LINK TELECOMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)

                                    COLORADO
         (State or other Jurisdiction of Incorporation or Organization)

         0-26013                                                  84-1334687
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)

                        5555 TRIANGLE PARKWAY, SUITE 300
                               NORCROSS, GA 30092
              (Address of Principal Executive Offices and zip code)

                                 (678) 282-1600
                            (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously reported by Multi-Link Telecommunications, Inc. (the "Company" or "Multi-Link") in a Current Report on Form 8-K filed with the SEC on June 28, 2006, on June 23, 2006, Andrew Shales was named as the Company's Chief Operating Officer and Secretary and entered into a new compensation arrangement with the Company in connection therewith. On July 11, 2006, as described below in Item 5.01, this arrangement was memorialized in a written employment agreement between Mr. Shales and the Company.

On July 6, 2006, as described below in Item 3.02, the Company granted Mr. Shales an option to purchase up to 300,000 shares of the Company's common stock pursuant to the Company's 2006 Stock Option Plan.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

On July 6, 2006, the Company granted Mr. Shales a non-qualified option (the "Stock Option") to purchase up to 300,000 shares of the Company's common stock at an exercise price of $2.55 per share, the fair market value of the Company's common stock on the date of grant. The Stock Option is immediately exercisable for up to 300,000 shares of restricted Common Stock and vests as follows:
12/48ths of the shares subject to the Stock Option vest on July 1, 2007 and 1/48ths vest on July 1 of every month of continuous service thereafter. The foregoing share information reflects a one-for-15 reverse split of the Company's common stock effectuated as of July 11, 2006 (the "Reverse Split").

In connection with consulting services provided to the Company by Christopher Walton, on July 6, 2006 Mr. Walton was granted an option to acquire up to 2,000,000 shares of the Company's common stock at an exercise price of $2.55 per share, the fair market value of the Company's common stock on the date of grant. This option is immediately exercisable for up to 2,000,000 shares of restricted common stock, with the shares vesting in 18 equal monthly installments commencing as of July 1, 2006. The foregoing share information reflects the Reverse Split.

The Company issued and sold the foregoing securities pursuant to certain exemptions from registration provided by Rule 506 of Regulation D and Section 4(2) and Section 4(6) of the Securities Act of 1933, as amended.

A copy of the Stock Option is attached to this report as Exhibit 10.3 and is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On July 11, 2006, the Company and Mr. Shales entered into a written employment agreement in connection with Mr. Shales' appointment as Chief Operating Officer and Secretary of the Company. Pursuant to the terms of the Agreement, as compensation for his service as Chief Operating Officer, Mr. Shales will be paid $205,000 per year, receive a car allowance of $8,400 per year and be eligible to participate in an executive incentive plan (upon the approval of such plan by the Company's Board of Directors) pursuant to which Mr. Shales may become eligible to receive a target bonus of up to 40% of his base salary. Consistent with the employment arrangement previously reported by the Company in a Current Report on Form 8-K filed with the SEC on June 28, 2006, the employment agreement also provides for the grant to Mr. Shales of an option to acquire up to 250,000 shares of the Company's common stock (which share number reflects the Reverse Split). This option was granted to Mr. Shales on July 6, 2006 and was part of the option granted to Mr. Shales to acquire up to 300,000 shares referred to above in Item 3.02. The employment agreement provides that in the event that Mr. Shales is terminated for any reason other than for cause, the foregoing options, as well as all other options held by him as of the date of the employment agreement, shall automatically vest in full as of the date of such termination. The employment agreement may be terminated at any time, with or without cause, by either party, provided that in the event that Mr. Shales is terminated for any reason other than for cause, he will be entitled to receive a severance payment equal to up to six months of his then-base salary, provided he executes a general release and severance agreement.

Mr. Shales entered into the Company's standard indemnification agreement for directors and officers of the Company, which provides, among other things, that the Company will indemnify Mr. Shales, under the circumstances set forth therein, for defense expenses, damages, judgments, fines and settlements incurred by him in connection with actions or proceedings to which he may be a party as a result of his position as a director, officer, employee, agent or fiduciary of the Company, and otherwise to the full extent permitted under the Company's bylaws and state law.

Copies of Mr. Shales employment agreement and indemnification agreement are attached to this Report as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

The following exhibits are filed as exhibits to this Current Report on Form 8-K:

                EXHIBIT
                   NO.              DESCRIPTION
                -------             --------------------------------------------
                  10.1              Employment Agreement dated July 11, 2006,
                                    between the Company and Andrew Shales

                  10.2 Indemnification Agreement dated July 11, 2006 between the Company and Andrew Shales

                  10.3 Non-Qualified Stock Option Notice and Agreement in favor of Andrew Shales dated as of July 6, 2006



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 12, 2006                         MULTI-LINK
                                            TELECOMMUNICATIONS, INC.


                                            By: /s/ Philip S. Pesin
                                                ------------------------------
                                                Name:  Philip S. Pesin
                                                Title: Chief Executive Officer



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